Subsidiaries	12 Months Ended
Dec. 31, 2020
Disclosure of subsidiaries [abstract]
Subsidiaries
Note 10 – Subsidiaries

A.	Investments

1.	O.P.C. Energy Ltd.

OPC is engaged in the area of generation and supply of electricity and energy to private customers in Israel and Israel Electric Company (“IEC”) and the System Administrator, including initiation, development, construction and operation of power plants and facilities for the generation of energy. As at December 31, 2020, OPC’s activities are carried out only in Israel. In October 2020, OPC signed an agreement to acquire the CPV Group (as defined in Note 19.B.f), which is engaged in the area of generation of electricity in the United States (including through the use of renewable energy). The transaction was completed in January 2021. Refer to Note 19.B.f for further details. OPC’s electricity generation activities and supply thereof focus on generation of electricity using conventional technology and cogeneration technology, and is in the process of constructing an open-cycle plant using conventional technology (a Peaker plant).

OPC’s activities are subject to regulation, including, among other things, the provisions of the Electricity Sector Law, 1996, and the regulations promulgated thereunder, resolutions of the Electricity Authority (“EA”), the provisions of the Law for Promotion of Competition and Reduction of Concentration, 2013, the provisions of the Economic Competition Law, 1998, and the regulations promulgated thereunder, and regulation in connection with licensing of businesses, planning and construction, and environmental quality. The EA is authorized to issue licenses under the Electricity Sector Law (licenses for facilities having a generation capacity in excess of 100 MW also require approval of the Minister of National Infrastructures, Energy and Water), supervise the license holders, determine tariffs and provide benchmarks for the level, nature and quality of the services that are required from a holder of a “Essential Service Provider” license, holder of supply license, holder of a transmission and distribution license, electricity generator and private electricity generator. Accordingly, the EA supervises both IEC and private electricity generators.

OPC’s activities are subject to seasonal fluctuations as a result of changes in the official Time of Use of Electricity Tariff (“TAOZ”), which is regulated and published by the EA. The year is broken down into 3 seasons: “summer” (July and August), “winter” (December through February), and “transition” (March through June and Sepember through November) and for each season a different tariff is set. OPC’s results are based on the generation component, which is part of the TAOZ, and as a result there is a seasonal effect.

Set forth below are details regarding OPC’s material subsidiaries:

		Ownership interest as at December 31
	Main location of company's activities	2020	2019
O.P.C. Rotem Ltd.	Israel	80%	80%
O.P.C. Hadera Ltd.	Israel	100%	100%
Tzomet Energy Ltd.	Israel	100%	95%
O.P.C. Sorek 2 Ltd.	Israel	100%	100%

a.	Impact of COVID-19

The COVID-19 outbreak has led to quarantines, cancellation of events and travel, businesses and school shutdowns and restrictions, supply chain interruptions and overall economic and financial market instability.

As a result of the restrictions on international travel as described above, an amendment to the construction of the Tzomet power plant agreement was signed in March 2020, and the completion of the Tzomet power plant is now expected to take place in January 2023. For further details on the amendment, refer to Note 19.B.d.

Similarly, the maintenance work on the Rotem power plant was postponed by a few months as a result of the restrictions in place. Refer to Note 19.B.a for further information.

For details regarding the impact of COVID-19 on the flow of gas from the Karish Tanin reservoir, refer to Note 19.B.e.

The continuity of the construction work on the Rotem power plant and the renovation work at the Hadera power plant could be impacted by the international travel and logistical restrictions due to COVID-19. As at year end, the operations of OPC’s active power plants have continued as they are considered “essential enterprises”, hence, COVID-19 had not had a significant impact on OPC’s results and activities.

b.	O.P.C Rotem Ltd. (“OPC Rotem”)

OPC Rotem operates the Rotem Power Plant located in the Rotem Plain. Its operations commenced on July 6, 2013, and OPC Rotem has a license which allows it to produce and sell electricity for a period of 30 years from that date. The Rotem power plant operates using conventional technology in an integrated cycle and has generation capacity of about 466 megawatts (“MW”). The remaining 20% is held by Veridis.

c.	O.P.C. Hadera Ltd. (“OPC Hadera”)

OPC Hadera holds a permanent electricity generation license for the Hadera Power Plant and a supply license, which have a validity of 20 years, and may be extended for an additional 10 years subject to approval. The Hadera Power Plant commenced commercial operations in July 2020, uses cogeneration technology and has an installed capacity of 144 MW. In addition, OPC Hadera owns the Energy Center (boilers and turbines on the premises of Hadera Paper Mills Ltd. (“Hadera Paper”). The Energy Center is operated as a back-up for the supply of steam.

OPC Hadera supplies all the electricity and steam needs of Hadera Paper, which is located adjacent to the Hadera Power Plant, for a period of 25 years, through the Hadera Power Plant and Energy Center, which serves as a back-up for the supply of steam. In addition, the Hadera Power Plant also supplies electricity to private customers and to IEC.  During December 2020 and up to January 2021, planned replacement and renovation work was performed in connection with certain components in the gas and steam turbines. Further work is expected to be performed in 2021. During performance of said work, the power plant was and will be operated in a partial manner for a cumulative period of about four months.

d.	Tzomet Energy Ltd. (“OPC Tzomet”)

OPC Tzomet is in the construction stages of a power plant powered by natural gas using open-cycle conventional technology (a peaker plant) with a capacity of about 396 MW (“Tzomet power plant”). The Tzomet power plant is located near the Plugot Intersection, in the area of Kiryat Gat. As at year end, the investment in the Tzomet power plant amounts to about NIS 694 million (approximately $216 million).

Acquisition of OPC Tzomet

In March 2018, OPC completed the acquisition of 95% of the shares of OPC Tzomet (hereinafter – “95% acquisition”). The total consideration was approximately $23 million, where the final payment of $16 million was made in February 2020, of which $2 million was paid to the previous owners of OPC Tzomet for loan repayment.

In January 2019, OPC signed an agreement with the private shareholders in OPC Tzomet, for which a trustee held the remaining 5% of  OPC Tzomet’s share capital (hereinafter – “the Sellers”), whereby the Sellers sold their shares in OPC Tzomet to OPC. The aggregate consideration paid by OPC was approximately $8 million.

OPC Tzomet’s assets are included within OPC’s property, plant and equipment as it is an asset acquisition.

Tariff approval

In April 2019, OPC Tzomet received a conditional license for construction of the Tzomet power plant. The conditional license entered into effect on April 11, 2019 (the date it was signed by the Israeli Minister of Energy), and is conditional on compliance with milestones provided in the license, including reaching commercial operation within 66 months, as well as additional conditions that are customary in licenses of this type.

Peaker power plants receive payment for availability and reimbursement of expenses in respect of electricity generated in accordance with the tariffs provided by the EA. Subject to completion of the construction of the Tzomet Power Plant and receipt of a permanent generation license, all of the plant’s capacity will be allotted to the System Administrator in the framework of a fixed availability arrangement and OPC Tzomet will not be permitted to sign agreements for sale of electricity with private customers.

In December 2019, OPC Tzomet received tariff approval from the EA for the power plant. Under the tariff approval, the commercial operation date is expected to be 36 months from the completion of financial closing as described above. Subject to completion of the power plant and receipt of a permanent generation license, OPC Tzomet will be entitled to tariffs in respect of sale of availability and energy to the System Administrator for a period of twelve months commencing from the date of receipt of the permanent generation license. It is noted that the connection study OPC Tzomet received included approval of a reduced availability tariff in 2023, pursuant to the decision of the EA.

Petition filed in the Supreme Court sitting as the High Court of Justice

For details regarding a petition filed in the Supreme Court sitting as the High Court of Justice in connection with the Tzomet project, please refer to Note 19.A.d.

Lease of OPC Tzomet land

In January 2020, Israel Lands Authority (“ILA”) approved allotment of an area measuring about 85 dunams for the construction of the Tzomet Power Plant (hereinafter in this Section – the “Land”). ILA signed a development agreement with Kibbutz Netiv Halamed Heh (hereinafter – the “Kibbutz”) in connection with the Land, which is valid up to November 5, 2024 (hereinafter – the “Development Agreement”), which after fulfillment of its conditions a lease agreement will be signed for a period of 24 years and 11 months from approval of the transaction, i.e. up to November 4, 2044. In addition, in January 2020, the option agreement signed by OPC Tzomet and the Kibbutz for lease of the Land expired, and as part of its cancellation the parties signed an agreement of principles for establishment of a joint company (Tzomet Netiv Limited Partnership) that will own the rights in the Land upon receipt of approval of ILA for this purpose (hereinafter – the “Joint Company”). In May 2020, the transfer of rights to the Joint Company was completed. The Joint Company was established as a limited partnership, where the composition is as follows i) General Partner of the Tzomet Netiv Limited Partnership holds 1%, in which the Kibbutz and OPC Tzomet hold 26% and 74% respectively, ii) Limited partners hold 99%, where the Kibbutz (26%) and OPC Tzomet (73%) hold rights as limited partners.

As part of the agreement of principles for establishment of the Joint Company, it was provided that the Kibbutz will sell to the Joint Company its rights in the Land, under which a Development Agreement with ILA was signed and paid for an aggregate amount of NIS 30 million (approximately $9 million) (“the Agreement of Principles for Establishment of the Joint Company”). In the Agreement of Principles for Establishment of the Joint Company it was clarified that the Kibbutz acted as a trustee of the Joint Company when it signed the Development Agreement with ILA, and acted as an agent of the Joint Company when it signed the financial specification where the capitalization fees for the Land was approximately NIS 207 million (approximately $60 million) (as detailed below). In February 2020, an updated lease agreement was also signed whereby the Joint Company, as the owner of the Land, will lease the Land to OPC Tzomet, for the benefit of the project.

In January 2020, a financial specification was received from ILA in respect of the capitalization fees, whereby value of the Land (not including development expenses) of about NIS 207 million (approximately $60 million) (not including VAT) was set (hereinafter – “the Initial Assessment”). The Initial Assessment was subject to control procedures. OPC Tzomet, on behalf of the Joint Company, arranged payment of the Initial Assessment in January 2020 at the rate of 75% of amount of the Initial Assessment and provided through OPC, the balance, at the rate of 25% as a bank guarantee in favor of ILA. Subsequent to year end, in January 2021, a final assessment was received from ILA where the value of the usage fees in the land for a period of 25 years, to construct a power plant with a capacity of 396 megawatts was NIS 200 million (approximately $62 million) (the “Final Assessment”). In February 2021, the Joint Company submitted a legal appeal on the amount of the Final Assessment, and it also intends to submit an appraiser’s appeal in accordance with ILA’s procedures. In March 2021, a reimbursement of NIS 7 million (approximately $2 million), which included linkage differences and interest in respect of the difference between capitalized fees paid and the Final Assessment amount, was received. In addition, the bank guarantee was also reduced by the amount of 25% of said difference.

As at December 31, 2020, the amounts paid in respect of the land was classified in the consolidated statement of financial position under “Right‑of‑use assets, net”. The unpaid balance of the Initial Asssesment of approximately NIS 44 million (approximately $14 million) was classified in the consolidated statement of financial position as at December 31, 2020 as current maturities of lease liabilities.

e.	OPC Sorek 2 Ltd. (“OPC Sorek 2”)

In May 2020, OPC Sorek 2 signed an agreement with SMS IDE Ltd., which won a tender of the State of Israel for construction, operation, maintenance and transfer of a seawater desalination facility on the “Sorek B” site (the “Sorek B Desalination Facility”), where OPC Sorek 2 will construct, operate and maintain an energy generation facility (“Sorek B Generation Facility) with a generation capacity of up to 99 MW on the premises of the Sorek 2 Desalination Facility, and will supply the energy required for the Sorek B Desalination Facility for a period of 25 years after the operation date of the Sorek B Desalination Facility. At the end of the aforesaid period, ownership of the Sorek B Generation Facility will be transferred to the State of Israel.

Establishment of the Sorek B Generation Facility is contingent on, among other things, completion of the planning and/or licensing processes and receipt of approval with respect to the ability to output electricity from the site, which as at the submission date of the report had not yet been received. In OPC’s estimation, the construction of the Sorek B Generation Facility is expected to end in the second half of 2023, and the total cost of the project is expected to be approximately NIS 200 million (approximately $62 million).

f.	Setting of tariffs by the EA

In January 2018, the EA published a resolution which took effect on January 15, 2018, regarding update of the tariffs for 2018, whereby the rate of the generation component was raised by 6.7% from NIS 264 per MWh to NIS 281.6 per MWh.

In December 2018, the EA published a decision that entered into effect on January 1, 2019, regarding update of the tariffs for 2019, whereby the rate of the generation component was raised by 3.3% from NIS 281.6 per MWh to NIS 290.9 per MWh.

In December 2019, the EA published a decision that entered into effect on January 1, 2020, regarding update of the tariffs for 2020, whereby the rate of the generation component was reduced by 8% from NIS 290.9 per MWh to NIS 267.8 per MWh.

In December 2020, the EA published a decision that entered into effect, on January 1, 2021, regarding update of the tariffs for 2021, whereby the rate of the generation component was reduced by 5.7% from NIS 267.8 per MWh to NIS 252.6 per MWh. A decrease in the generation component is expected to have a negative impact on OPC’s profits in 2021 compared to 2020.

g.	Dividend

In 2018, OPC Rotem distributed dividends, and OPC’s share of the dividends was NIS 116 million (approximately $32 million).

In 2019, OPC Rotem distributed divdends, and OPC’s share of the dividends was NIS 190 million (approximately $54 million). In the same year, OPC distributed dividends on aggregate of approximately NIS 236 million (approximately $92 million), and Kenon’s share of the dividends were approximately $48 million.

In February 2020, OPC Rotem distributed dividends and OPC’s share of the dividend was NIS 170 million (approximately $50 million).

h.	Issuance of new shares by OPC

In June 2019, OPC issued 5,179,147 new ordinary shares at a price of NIS 23.17 per share to three external institutional entities. Total cash consideration of approximately NIS 120 million (approximately $33 million) was received. As a result of the share issuance, Kenon registered a decrease of 3% in equity interests of OPC from 76% to 73%. Accordingly, the Group recognised $14 million in non-controlling interests and $19 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

In September 2019, OPC issued 5,849,093 new ordinary shares at a price of NIS 26.5 per share to four external institutional entities. Total cash consideration of approximately NIS 155 million (approximately $44 million) was received. As a result of the share issuance, Kenon registered a decrease of 3% in equity interests of OPC from 73% to 70%. Accordingly, in 2019 the Group recognised $20 million in non-controlling interests and $24 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

In October 2020, OPC published a shelf offer report for issuance of ordinary shares of NIS 0.01 par value each to the public through a uniform offer with a range of quantities by means of a tender on the price per unit and the quantity. Kenon submitted bids for participation in the tender at prices not less than the uniform price determined in the tender, and as part of the issuance it was issued 10,700,200 shares for a consideration of approximately $101 million. A total of 23,022,100 shares were issued to the public. The gross proceeds from the issuance amount to approximately NIS 737 million (approximately $217 million) and the issuance expenses amounted to approximately NIS 5 million (approximately $1 million).

In addition, in October 2020, OPC completed a private offer of 11,713,521 ordinary shares to institutional entities from the Clal group and Phoenix group. The price per ordinary share with respect to each of the offerees was NIS 29.88, which was determined through negotiations between the offerees. The gross proceeds from the issuance amount to approximately NIS 350 million (approximately $103 million) and the issuance expenses amount to approximately NIS 5 million (approximately $1 million).

Following completion of the above share issuances, as at year end Kenon registered a decrease of 8% in equity interest in OPC from 70% to 62%. Accordingly, in 2020 the Group recognised $136 million in non-controlling interests and $182 million in accumulated profits arising from changes in the Group’s proportionate share of OPC. Subsequent to year end, OPC issued additional shares. Refer to Note 31.2.A for further details.

2.	IC Green Energy Ltd (“IC Green”)

In 2020, IC Green acquired the remaining interests of ICG Energy, Inc (“ICGE”) (formerly known as Primus Green Energy Inc.), and as at year end, held 100% interest in ICGE (2019: 90.85%). In August 2020, ICGE sold substantially all of its assets to a third party, Bluescape Clean Fuels LLC for $1.6 million. Subsequent to year end, in January 2021, IC Green transferred its interest in ICGE to OPC at zero consideration.

B.	The following table summarizes the information relating to the Group’s subsidiary in 2020, 2019 and 2018 that has material NCI:

	As at and for the year ended December 31,
	2020	2019	2018
	OPC Energy Ltd.	OPC Energy Ltd.	OPC Energy Ltd.
	$ Thousands
NCI percentage *	39.09%	35.31%	32.23%
Current assets	693,913	204,128	184,211
Non-current assets	1,040,400	807,133	720,469
Current liabilities	(221,975)	(100,313)	(77,792)
Non-current liabilities	(980,028)	(663,328)	(624,570)
Net assets	532,310	247,620	202,318
Carrying amount of NCI	208,080	87,435	65,215

Revenue	385,625	373,142	363,262
(Loss)/profit after tax	(12,583)	34,366	26,266
Other comprehensive (loss)/income	(2,979)	15,569	(14,280)
(Loss)/profit attributable to NCI	(2,567)	16,433	11,396
OCI attributable to NCI	(616)	4,353	(4,554)
Cash flows from operating activities	104,898	109,254	85,581
Cash flows from investing activities	(643,942)	(41,123)	(102,080)
Cash flows from financing activites excluding dividends paid to NCI	489,919	(40,539)	(34,474)
Dividends paid to NCI	(12,412)	(13,501)	-
Effect of changes in the exchange rate on cash and cash equivalents	12,566	9,202	(7,570)
Net (decrease)/increase in cash and cash equivalents	(48,971)	23,293	(58,543)

* The NCI percentage represents the effective NCI of the Group.